UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2011

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

1303 East Algonquin Road Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On April 29, 2011, Motorola Solutions, Inc. (the “Company”) sold to Nokia Siemens Networks B.V., a Dutch company (the “Purchaser”), certain assets and liabilities of the Company’s business of designing, developing, manufacturing, purchasing, selling, integrating, installing, and servicing end-to-end cellular networks for public network operators (the “Business”). The sale was completed pursuant to the Master Acquisition Agreement, dated as of July 16, 2010, between the Company and the Purchaser, as amended (the “Acquisition Agreement”).

The Company received cash consideration for the sale of the assets of the Business in the amount of $975 million with the Company retaining $150 million of accounts receivable, cash, certain customer financing notes, the Company’s iDEN infrastructure business and other assets as specified in the Acquisition Agreement. The Purchaser has also agreed to assume the liabilities associated with the Business as specified in the Acquisition Agreement. The purchase price is subject to a post-closing adjustment based upon the Net Assets of the Business (as defined in the Acquisition Agreement) on the closing date.

Item 7.01.	Regulation FD

On April 29, 2011, the Company issued a press release announcing the consummation of the sale of the Business. A copy of the press release is attached hereto as Exhibit 99.1.

The information under Item 7.01 in this Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information

The assets and liabilities of the Business were reported as held for disposition and the results of operations of the Business were reported as discontinued operations in the audited consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and the unaudited consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended April 2, 2011. Accordingly, the Company has not included pro forma financial statements in this Item 9.01(b).

(d)	Exhibits

99.1	Press Release, dated April 29, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC.

By:	/s/ Edward J. Fitzpatrick
	Name:	Edward J. Fitzpatrick
	Title:	Senior Vice President and Chief Financial Officer

Dated: May 2, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated April 29, 2011.